CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated February 21, 2001 to the Prospectus dated
December 29, 2000


The following revises and supersedes, as applicable, the information contained in the Prospectus of the Trust on page 16 under "How the subadvisors select the Portfolio's investments," and on page 47 under "The Manager."

The name "Scudder Kemper Investments, Inc." has been changed to "Zurich Scudder Investments, Inc."






TK 2088  12/00 S1